INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES     Two World Trade Center,
New York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured California Municipal Securities (ICS) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat tax proposals failed to gain public support.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.

PERFORMANCE

The Trust's net asset value (NAV) moved from $14.84 to $15.02 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends of $0.75 per share and a long-term capital gain distribution of $0.01 per share, the Trust's total return was 7.15 percent. Over the same period, ICS's market price on the New York Stock Exchange moved from $12.50 to $13.50 per share. Based on this market price change and reinvestment of tax-free dividends and distributions, the Trust's total return was 14.33 percent.

ICS began the fiscal year trading at a 16 percent discount to NAV and ended at a 10 percent discount. Undistributed net investment income available for dividends improved $0.027 per share during the year to $0.116 per share. As a result, the Trust's monthly dividend was increased from $0.0625 to $0.0675 per share beginning with the November 1996 payment.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $64 million were diversified among 11 long-term municipal sectors and 25 credits. The average maturity and call protection of the ICS's portfolio were 23 and 7 years, respectively. To assure the

CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1996
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC
  30%

FSA
  13%

MBIA
  43%

FGIC
  11%

CONNIE LEE
   3%

FIVE LARGEST SECTORS AS OF OCTOBER 31, 1996
(% OF NET ASSETS)

HOSPITAL
  15%

  TAX
ALLOCATION
  25%

ALL OTHERS
  26%

  GENERAL
OBLIGATION
   9%

TRANSPORTATION
  12%

WATER & SEWER
  13%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year, ICS purchased and retired 98,000 shares of common stock at a weighted average market discount of
10.42 percent.

We appreciate your ongoing support of InterCapital Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
---------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 27, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Michael Bozic

         For.................................................................  3,092,744
         Withheld............................................................     98,816

         Charles A. Fiumefreddo

         For.................................................................  3,092,478
         Withheld............................................................     99,082

  The following Trustees were not standing for reelection at this meeting:
  Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For.................................................................  2,999,340
         Against.............................................................     36,575
         Abstain.............................................................    155,645

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For.................................................................  3,033,470
         Against.............................................................     15,679
         Abstain.............................................................    142,411

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1996

PRINCIPAL
AMOUNT IN                                                                                  COUPON      MATURITY
THOUSANDS                                                                                   RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.0%)
              General Obligation (8.8%)
 $ 3,000      California, Various Purpose 03/01/94 (FSA)...............................     5.50%       03/01/20     $ 2,900,310
   3,000      Moulton-Niguel Water District, 1993 Refg (MBIA)..........................     5.00        09/01/19       2,715,690
 -------                                                                                                               ---------
   6,000                                                                                                               5,616,000
 -------                                                                                                               ---------
              Educational Facilities Revenue (2.4%)
   1,500      California Educational Facilities Authority, National University Ser 1994
 -------       (Connie Lee)............................................................     6.20        05/01/21       1,540,050
                                                                                                                       ---------
              Electric Revenue (6.6%)
   1,000      Anaheim Public Financing Authority, San Juan 2nd Ser (FGIC)..............     5.75        10/01/22         997,270
   3,000      Sacramento Municipal Utility District, 1992 Ser B (MBIA).................     6.375       08/15/22       3,191,520
 -------                                                                                                               ---------
   4,000                                                                                                               4,188,790
 -------                                                                                                               ---------
              Hospital Revenue (15.1%)
   2,000      Anaheim, Anaheim Memorial Hospital Association COPs (AMBAC)..............     5.125       05/15/20       1,851,940
   3,000      California Health Facilities Financing Authority, Catholic Healthcare
               West 1994 B (AMBAC).....................................................     5.00        07/01/21       2,708,760
   3,000      California Statewide Communities Development Authority, Sharp Health Care
               COPs (MBIA).............................................................     6.00        08/15/24       3,071,010
   2,000      San Mateo County Joint Powers Financing Authority, San Mateo County
               Health Center 1994 Ser A (FSA)..........................................     5.75        07/15/22       1,994,480
 -------                                                                                                               ---------
  10,000                                                                                                               9,626,190
 -------                                                                                                               ---------
              Mortgage Revenue -- Multi-Family (4.9%)
   3,000      Los Angeles Community Redevelopment Agency, 1994 Ser A (AMBAC)...........     6.45        07/01/17       3,113,220
 -------                                                                                                               ---------
              Mortgage Revenue -- Single Family (3.2%)
   1,995      California Housing Finance Agency, 1995 Ser B (AMT) (AMBAC)..............     6.25        08/01/14       2,021,653
 -------                                                                                                               ---------
              Public Facilities Revenue (3.1%)
   1,000      Glendale Unified School District, 1994 Ser A COPs (AMBAC)................     6.00        03/01/19       1,022,840
   1,000      Los Angeles Convention & Exhibition Center Authority, 1993 Refg Ser A
               (MBIA)..................................................................     5.375       08/15/18         953,650
 -------                                                                                                               ---------
   2,000                                                                                                               1,976,490
 -------                                                                                                               ---------
              Tax Allocation (24.8%)
   3,000      Bay Area Government Association, Pool 1994 Ser A (FSA)...................     6.00        12/15/24       3,075,240
   2,000      Brea Redevelopment Agency, Redev AB 1993 Refg Ser (MBIA).................     5.75        08/01/23       1,994,380
   2,000      Cerritos Public Finance Authority, Los Coyotes Redev Ser 1993 A
               (AMBAC).................................................................     5.75        11/01/22       1,994,640
   3,000      Corona Redevelopment Agency, Area A 1994 Refg Ser A (FGIC)...............     6.25        09/01/13       3,201,750
   3,000      Pittsburg Redevelopment Agency, Los Medanos Refg Ser 1993 A (AMBAC)......     5.00        08/01/17       2,752,920
   3,000      Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA)......................     5.25        09/01/23       2,795,880
 -------                                                                                                               ---------
  16,000                                                                                                              15,814,810
 -------                                                                                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON      MATURITY
THOUSANDS                                                                                   RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Transportation Facilities Revenue (11.5%)
 $ 3,000      Los Angeles County Transportation Commission, Second Sr Ser 1992 A
               (MBIA)..................................................................     6.00%       07/01/23     $ 3,062,460
              San Francisco Airports Commission, San Francisco Int'l Airport
   2,000      Second Ser Refg Issue 4 (MBIA)...........................................     6.00        05/01/20       2,045,380
   2,000      Second Ser Refg Issue 2 (MBIA)...........................................     6.75        05/01/20       2,212,980
 -------                                                                                                               ---------
   7,000                                                                                                               7,320,820
 -------                                                                                                               ---------
              Water & Sewer Revenue (13.4%)
   3,000      Central Coast Water Authority, Ser 1992 (AMBAC)..........................     6.60        10/01/22       3,299,220
   2,900      Garden Grove Public Financing Authority, Ser 1993 (FGIC).................     5.50        12/15/23       2,793,106
   2,500      Los Angeles, Wastewater Refg Ser 1993 A (MBIA)...........................     5.70        06/01/20       2,477,450
 -------                                                                                                               ---------
   8,400                                                                                                               8,569,776
 -------                                                                                                               ---------
              Other Revenue (3.2%)
   2,000      South Orange County Public Financing District #88-1, 1994 Ser A (MBIA)...     6.00        09/01/18       2,046,580
 -------                                                                                                               ---------
  61,895      TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $58,558,012).........................      61,834,379
 -------
                                                                                                                       ---------
              CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (1.4%)
     900      California Pollution Control Financing Authority, Southern California
 -------       Edison Co Ser 1986 B (Demand 11/01/96) (Identified Cost $900,000).......     3.55*       02/28/08         900,000
                                                                                                                       ---------
 $62,795      TOTAL INVESTMENTS (Identified Cost $59,458,012) (a)......................................    98.4%      62,734,379
 =======
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    1.6       1,018,862
                                                                                                          ------       ---------
              NET ASSETS................................................................................  100.0%     $63,753,241
                                                                                                          ======       =========

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      *       Current coupon of variable rate security.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $3,277,096 and the aggregate gross unrealized depreciation was $729, resulting in net unrealized appreciation of $3,276,367.
Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
ASSETS:
Investments in securities, at value
 (identified cost $59,458,012).........................................    $62,734,379
Cash...................................................................         40,556
Interest receivable....................................................      1,029,727
Deferred organizational expenses.......................................         18,616
Prepaid expenses.......................................................          3,104
                                                                             ---------
    TOTAL ASSETS.......................................................     63,826,382
                                                                             ---------
LIABILITIES:
Investment management fee payable......................................         20,772
Accrued expenses.......................................................         52,369
                                                                             ---------
    TOTAL LIABILITIES..................................................         73,141
                                                                             ---------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, none issued)........................        --
                                                                             ---------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 4,245,213 shares outstanding).........................     60,011,847
Net unrealized appreciation............................................      3,276,367
Accumulated undistributed net investment income........................        491,806
Accumulated net realized loss..........................................        (26,779)
                                                                             ---------
    NET ASSETS.........................................................    $63,753,241
                                                                             =========
NET ASSET VALUE PER COMMON SHARE
 ($63,753,241 divided by 4,245,213 common shares outstanding)..........         $15.02
                                                                             =========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1996
NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $3,700,480
                                                                              --------
EXPENSES
Investment management fee...............................................       224,846
Professional fees.......................................................        50,288
Shareholder reports and notices.........................................        24,383
Transfer agent fees and expenses........................................        19,207
Registration fees.......................................................        16,862
Trustees' fees and expenses.............................................        16,176
Organizational expenses.................................................         8,019
Custodian fees..........................................................         5,349
Other...................................................................         6,937
                                                                              --------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET................................       372,067
    LESS: EXPENSE OFFSET................................................        (5,334)
                                                                              --------
    TOTAL EXPENSES AFTER EXPENSE OFFSET.................................       366,733
                                                                              --------
NET INVESTMENT INCOME...................................................     3,333,747
                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.......................................................       (25,529)
Net change in unrealized appreciation...................................       555,060
                                                                              --------
    NET GAIN............................................................       529,531
                                                                              --------
NET INCREASE............................................................    $3,863,278
                                                                              ========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                         OCTOBER 31,       OCTOBER 31,
                                                            1996              1995
    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................     $ 3,333,747       $ 3,295,918
Net realized gain (loss)............................         (25,529)           37,077
Net change in unrealized
 appreciation/depreciation..........................         555,060         6,919,822
                                                         -----------       -----------
    NET INCREASE....................................       3,863,278        10,252,817
                                                         -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income...............................      (3,230,079)       (3,149,559)
Net realized gain...................................         (38,327)               --
                                                         -----------       -----------
    TOTAL...........................................      (3,268,406)       (3,149,559)
                                                         -----------       -----------
Net decrease from transactions in shares of
 beneficial interest................................      (1,310,404)       (1,456,853)
                                                         -----------       -----------
    NET INCREASE (DECREASE).........................        (715,532)        5,646,405
NET ASSETS:
Beginning of period.................................      64,468,773        58,822,368
                                                         -----------       -----------
    END OF PERIOD
    (Including undistributed net investment income
    of $491,806 and $388,138, respectively).........     $63,753,241       $64,468,773
                                                         ===========       ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $40,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $1,489,076.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $1,000.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                    CAPITAL
                                                                                                                    PAID IN
                                                                                                                   EXCESS OF
                                                                                      SHARES       PAR VALUE       PAR VALUE
                                                                                     ---------     ----------     ------------
Balance, October 31, 1994........................................................    4,474,113      $ 44,741      $62,734,363
Adjustments to estimated offering costs associated with the initial public
 offering of the common shares...................................................           --            --           73,123
Treasury shares purchased and retired (weighted average discount 12.50%)*........     (130,900)       (1,309)      (1,528,667)
                                                                                     ---------       -------      -----------
Balance, October 31, 1995........................................................    4,343,213        43,432       61,278,819
Treasury shares purchased and retired (weighted average discount 10.42%)*........      (98,000)         (980)      (1,309,424)
                                                                                     ---------       -------      -----------
Balance, October 31, 1996........................................................    4,245,213      $ 42,452      $59,969,395
                                                                                     =========       =======      ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately 25,500 which will be available through October 31, 2004 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

   DECLARATION         AMOUNT            RECORD                PAYABLE
       DATE           PER SHARE           DATE                  DATE
------------------    ---------     -----------------    -------------------
October 30, 1996..     $0.0675      November 8, 1996      November 22, 1996
   November 26,
 1996.............     $0.0675      December 6, 1996      December 20, 1996

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                                                                  FEBRUARY 28,
                                                                         FOR THE YEAR        FOR THE YEAR             1994*
                                                                             ENDED               ENDED               THROUGH
                                                                          OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
                                                                            1996**              1995**              1994**++
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................          $14.84              $13.15               $14.06
                                                                            --------            --------            ---------
Net investment income...............................................            0.78                0.76                 0.41
Net realized and unrealized gain (loss).............................            0.12                1.59                (0.92)
                                                                            --------            --------            ---------
Total from investment operations....................................            0.90                2.35                (0.51)
                                                                            --------            --------            ---------
Less dividends and distributions from:
   Net investment income............................................           (0.75)              (0.72)               (0.36)
   Net realized gain................................................           (0.01)                 --                   --
                                                                            --------            --------            ---------
Total dividends and distributions...................................           (0.76)              (0.72)               (0.36)
Anti-dilutive effect of acquiring treasury shares...................            0.04                0.04                 0.04
Offering costs charged against capital..............................              --                0.02                (0.08)
                                                                            --------            --------            ---------
Net asset value, end of period......................................          $15.02              $14.84               $13.15
                                                                                                                    =========
Market value, end of period.........................................          $13.50              $12.50               $11.00
                                                                                                                    =========
TOTAL INVESTMENT RETURN+............................................           14.33%              20.51%              (24.55)%(1)
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset................................            0.58%(4)            0.72%(3)             0.65%(2)
Net investment income...............................................            5.22%               5.35%(3)             4.45%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............................         $63,753             $64,469              $58,822
Portfolio turnover rate.............................................              --                   3%                  --

---------------------

 *     Commencement of operations.
 **    The per share amounts were computed using an average number of shares outstanding during the period.
 +     Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++    Restated for comparative purposes.
(1)    Not annualized.
(2)    Annualized.
(3)    The above expense and net investment income ratios would have been 0.71% and 5.36%, respectively, after expense offset, which reflect 0.01% effect for custody cash credits.
(4)    The above expense ratio would have been 0.57% after expense offset, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured California Municipal Securities (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996
      --------------------------------------------------------------------

                      1996 FEDERAL TAX NOTICE (unaudited)

         During the fiscal year ended October 31, 1996, the Trust paid to the common shareholders $0.75 per share from net investment income. All of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the fiscal year ended October 31, 1996, the Trust paid to the common shareholders $0.01 per share from long-term capital gains.

                      (This Page Intentionally Left Blank)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


INTER CAPITAL
INSURED
CALIFORNIA
MUNICIPAL SECURITIES


ANNUAL REPORT
OCTOBER 31, 1996